UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Morgan Group Holding Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORGAN GROUP HOLDING CO.

_______________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO

BE HELD NOVEMBER 25, 2011

 _______________________________________________

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders (the “Meeting”) of MORGAN GROUP HOLDING CO., a Delaware corporation (the “Company”), will be held at 8:30 a.m., local time on Friday , November 25, 2011, at 8:30 a.m. Eastern Time for the following purposes.

(1)	To elect two members of the Board of Directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualify;

(2)	To ratify the appointment of Daszkal & Bolton LLP as the Company’s independent auditor for the fiscal year ending December 31, 2011; and

(3)	To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 17, 2011, as the record date for the Meeting. Our stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Directors

Robert E. Dolan

Assistant Secretary

Dated: October 17, 2011

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be Held on November 25, 2011

The Proxy Statement, Notice of 2011 Annual Meeting of Shareholders, Form of Proxy and the Annual Report to Shareholders are available at http://www.morgangroupholdingco.com.

MORGAN GROUP HOLDING CO.

401 Theodore Fremd Avenue

Rye, New York 10580

___________________________________

PROXY STATEMENT FOR ANNUAL

MEETING OF STOCKHOLDERS

November 25, 2011

___________________________________

INTRODUCTION

     This proxy statement is being furnished to you by the Board of Directors (the “Board”) of Morgan Group Holding Co., a Delaware corporation (the “Company”), in connection with the Board’s solicitation of the accompanying Proxy for use at the 2011 Annual Meeting of Stockholders of the Company, (the “Meeting”) to be held at 8:30 a.m., local time, on Friday, November 25, 2011, at 401 Theodore Fremd Avenue, Rye, New York 10580, or any adjournment thereof.

     The principal executive offices of the Company are located at 401 Theodore Fremd Avenue, Rye, New York 10580. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is October 25, 2011.

RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on October 17, 2011 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 3,055,345 outstanding shares of the Company’s common stock, $.01 par value (the “Common Stock”). Each holder of the Common Stock as of the close of business on the Record Date is entitled to one vote per share. The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock at the Meeting is required for a quorum.

VOTING OF PROXIES

     Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as directors of each person who has been nominated by the Board of Directors and (ii) on any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies.

     The execution of a Proxy will in no way affect a stockholder’s right to attend the Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at anytime thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented at the Meeting, or if the stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

     Broker “non-votes” and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     The two candidates for election as directors who receive the highest number of affirmative votes will be elected. In tabulating the vote on the election of directors, withholding of authority and broker “non-votes” will be disregarded and will have no effect on the outcome of such vote.

     The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

     If you wish to submit a proposal to be included in our proxy statement for our 2012 Annual Meeting of Stockholders, we must receive it at our principal office on or before March 15, 2012, which we anticipate will be just prior to the time when the Company will prepare its proxy materials for the 2012 Annual Meeting of Stockholders for printing and distribution to its shareholders. Please address your proposal to: Corporate Secretary, Morgan Group Holding Co., 401 Theodore Fremd Avenue, Rye, New York 10580. We will not be required to include in our proxy statement a stockholder proposal that is received after that date or that otherwise does not meet the requirements for stockholder proposals established by the U.S. Securities and Exchange Commission or as set forth in the Company’s By-Laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Based on information available to the Company, The following tables set forth information concerning ownership of our common stock as of February 17, 2011 by each person known by us to be the beneficial owner of more than five percent of the common stock, each director, each executive officer, and by all directors and executive officers as a group. We believe that each stockholder has sole voting power and sole dispositive power with respect to the shares beneficially owned by him.

Owners of More Than Five Percent of the Company’s Common Stock

The following table sets forth information concerning ownership of our common stock as of February 17, 2011 by each person known by us to be the beneficial owner of more than five percent of the common stock.

	Number of Shares of
	Common Stock
Name and Address* of Beneficial Owner	Beneficially Owned		Percent of Ownership
Mario J. Gabelli	575,294	(1)	18.8%

Jay Gottlieb	305,322	(2)	10.0%

27 Misty Brook Lane

New Fairfield, CT 06812

T. Baulch	300,000	(3)	9.8%

5315-B FM 1960 West, #239

Houston, TX 77069

LICT Corporation	235,294		7.7%

Bernard Zimmerman & Company, Inc.	216,100	(4)	7.1%

Walter P. Carucci, Uncle Mills Partners	210,989	(4)	6.9%
and Carr Securities Corporation

* Unless otherwise indicated, the address of each person listed above is 401 Theodore Fremd Avenue, Rye, New York 10580.

(1)	Represents 340,000 shares owned by a limited partnership for which Mr. Gabelli serves as a general partner (Mr. Gabelli has less than a 100% interest in the entity and disclaims beneficial ownership of the shares held by this entity which are in excess of his indirect pecuniary interest), and 235,294 shares owned by LICT Corporation (Mr. Gabelli is a “control person” of LICT Corporation and therefore shares owned by LICT Corporation are set forth in the table as also beneficially owned by Mr. Gabelli). In September 2010, American Stock Transfer & Trust Company, LLC (“AST”), the Company’s transfer agent, transferred 276,250 shares of the Company’s common stock owned directly by Mr. Gabelli to State of Connecticut. AST claims that the transfer was pursuant to escheatment law requirements in the State of Connecticut. Mr. Gabelli disputes this claim and AST is taking remedial steps to reinstate Mr. Gabelli’s direct ownership of 276,250 shares of the Company’s common stock. Mr. Gabelli disclaims beneficial ownership of the shares owned by the partnership and LICT Corporation, except for his interest therein.

(2)	Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission by Jay Gottlieb on January 25, 2011 identifying Jay Gottlieb as the sole beneficial owner of 305,322 and having sole voting power and sole dispositive power with respect to such shares.

(3)	Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission by T. Baulch on February 15, 2011, identifying T. Baulch as the beneficial owner of 305,000 shares, having sole voting power and sole dispositive power with respect to 198,573 shares .and having shared voting power and shared dispositive power with respect to 106,427 shares which are held of record by the wife of T. Baulch.

(4)	Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission by Walter P. Carucci, Uncle Mills Partners (formerly Carucci Family Partners), Carr Securities Corporation, and Bernard Zimmerman & Company, Inc. filed as of September 23, 2010, identifying (i) Walter P. Carucci as the beneficial owner of 210,989 shares (which includes 177,763 shares owned individually, 33,200 shares owned by Uncle Mills Partners and the 26 shares owned by Carr Securities Corporation) and having sole voting power and sole dispositive power with respect to such shares, (ii) Uncle Mills Partners as the beneficial owner of 33,200 shares and having sole voting power and sole dispositive power with respect to such shares, (iii) Carr Securities Corporation as the beneficial owner of 26 shares and having sole voting power and sole dispositive power with respect to such shares and (iv) Bernard Zimmerman & Company, Inc. as the beneficial owner of 216,100 shares and having sole voting power and sole dispositive power with respect to such shares.

Directors and Executive Officers

The following table sets forth information concerning ownership of our common stock as of February 17, 2011 by each director, each executive officer, and by all directors and executive officers as a group. The address of each person listed below is 401 Theodore Fremd Avenue, Rye, New York 10580.

	Number of Shares of
	Common Stock
Name of Beneficial Owner	Beneficially Owned	Percent of Ownership
Mario J. Gabelli	575,294 (1)	18.8%

Robert E. Dolan	579 (2)	**

All directors and executive officers as a group (2 in total)	575,873	18.8%

** Less than 1%.

(1)	Represents 340,000 shares owned by a limited partnership for which Mr. Gabelli serves as a general partner (Mr. Gabelli has less than a 100% interest in the entity and disclaims beneficial ownership of the shares held by this entity which are in excess of his indirect pecuniary interest), and 235,294 shares owned by LICT Corporation (Mr. Gabelli is a “control person” of LICT Corporation and therefore shares owned by LICT Corporation are set forth in the table as also beneficially owned by Mr. Gabelli). In September 2010, American Stock Transfer & Trust Company, LLC (“AST”), the Company’s transfer agent, transferred 276,250 shares of the Company’s common stock owned directly by Mr. Gabelli to State of Connecticut. AST claims that the transfer was pursuant to escheatment law requirements in the State of Connecticut. Mr. Gabelli disputes this claim and AST is taking remedial steps to reinstate Mr. Gabelli’s direct ownership of 276,250 shares of the Company’s common stock. Mr. Gabelli disclaims beneficial ownership of the shares owned by the partnership and LICT Corporation, except for his interest therein.

(2)	Includes 70 shares registered in the name of Mr. Dolan’s children with respect to which Mr. Dolan has voting and investment power and 109 shares owned by Mr. Dolan through the LICT Corporation 401(k) Savings Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To our knowledge, based solely upon our review of copies of reports received by us pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, we believe that all of our directors, officers and beneficial owners of more than 10 percent of the Company’s Common Stock filed all such reports on a timely basis during 2010.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Nominees

     Two directors are to be elected at the Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify. Except where authority to vote for directors has been withheld, it is intended that the Proxies received pursuant to this solicitation will be voted FOR the nominees named below. If for any reason any nominee is unable or unwilling to serve as a director, an event that the Board of Directors does not anticipate, such Proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who decline to be candidates.

     Biographical summaries and ages, as of October 17, 2011, of the nominees are set forth below.

Name	Age	Position
Mario J. Gabelli	69	Chief Executive Officer and Director
Robert E. Dolan	59	Chief Financial Officer, Assistant Secretary and Director

     Mario J. Gabelli has served as Chairman and Chief Executive Officer of the Company and as a member of the Board of Directors since November 2001. Mr. Gabelli has also served as the Chairman, Chief Executive Officer and Chief Investment Officer –Value Portfolios of GAMCO Investors Inc. (“GAMCO”), a publicly traded company in the asset management business, since November 1976. He serves as director or trustee of registered investment companies managed by GAMCO and its affiliates (“Gabelli Funds”). Mr. Gabelli also has been a portfolio manager of Teton Advisors, Inc., a publicly traded company in the asset management business since 1993. Teton was spun-off from GAMCO on March 2009. Mr. Gabelli has also served as Chairman and Chief Executive Officer of LICT Corporation (formerly known as Lynch Interactive Corporation), a public company engaged in multimedia and other services. He has served as Chairman since December 2004 (and also from September 1999 to December 2002), as Vice Chairman from December 2002 to December 2004 and as Chief Executive Officer from December 6, 2010 (and also from September 1999 to November 2005). Mr. Gabelli has served as a director of CIBL, Inc. from November 2007, a public company with operations in broadcasting, and wireless communications. Mr. Gabelli has been a director of RLJ Acquisition, Inc., since November 2010, a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In addition, Mr. Gabelli is the Chief Executive Officer, a director and the controlling shareholder of GGCP, Inc., a private company which owns a majority of GAMCO’s Class B Stock, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He also serves as an Overseer of the Columbia University Graduate School of Business; Trustee of Boston College and Roger Williams University and Director of Winston Churchill Foundation; The E. L. Wiegand Foundation; The National Italian American Foundation, The American-Italian Cancer Foundation, The Foundation for Italian Art & Culture and the Mentor/National Mentoring Partnership; and the Patron’s Committee for the Immaculate Conception School. He is also Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. The Board believes that Mr. Gabelli’s qualifications to serve on the Board include his many years of experience and service with the Company, both as an officer and a Director; his ownership position in the Company and his service as general partner of an entity that holds a significant ownership interest in the Company; his extensive financial and investment expertise; and his knowledge of and experience with mergers and acquisitions.

     Robert E. Dolan has served as our Chief Financial Officer since November 2001 and has served as a Director of the Company since 2001. Mr. Dolan has also served in the following capacities at LICT Corporation: Executive Vice President and Chief Financial Officer from December 6, 2010, Interim Chief Executive Officer and Chief Financial Officer from May 1, 2006 to December 6, 2010, Chief Financial Officer from September 1999 and Controller from September 1999 to January 2004. In addition, Mr. Dolan was, until September 14, 2009 is the Assistant Secretary and director of Sunshine PCS Corporation, a public holding company, and has served in these capacities since November 2000. Also from November 17, 2007, Mr. Dolan is also the Interim Chief Executive Officer and Chief Financial Officer of CIBL, Inc. The Board believes that Mr. Dolan’s qualifications to serve on the Board include his many years of experience and service with the Company, both as an officer and a Director; his accounting and audit expertise, his knowledge of and experience with mergers and acquisitions.

THE BOARD RECOMMENDS A VOTE FOR BOTH NOMINEES LISTED ABOVE

Committees of the Board of Directors

     We presently do not have an audit committee, compensation committee, nominating committee, an executive committee of our board of directors, stock plan committee or any other committees. The Board believes that it is appropriate not to have such committees at this time as the Company currently lacks any operations, it does not maintain employees and it does not pay any compensation its directors and officers. Currently, our full board of serves as the audit committee and approves, when applicable, the appointment of auditors and the inclusion of financial statements in our periodic reports. Mr. Dolan is deemed to be an “audit committee financial expert.” pursuant to the rules issued by the U.S. Securities and Exchange Commission.

     We have not made any changes to the process by which shareholders may recommend nominees to the board of directors since our last annual report.

Code of Ethics

     We have not yet adopted a corporate code of ethics. Our board of directors is considering whether in light of the nature of our Company and its lack of any operations, it is necessary or appropriate to adopt a formal corporate code of ethics. If it determined that such a code would be necessary or appropriate, it will then consider establishing, over the next year, a code of ethics to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Transactions with Related Persons

     In light of the nature of our Company and its lack of any operations, we have not yet adopted a formal policy regarding the review and, if appropriate, the approval or ratification of transactions in which a director, executive officer or a family member thereof has a material interest.

Board Leadership and Role in Risk Oversight

     Mr. Gabelli currently serves as both the Chief Executive Officer of the Company and Chairman of the Board of the Company. The Company does not have a lead independent director at this time. The Board believes that in light of the nature of the Company and its lack of any operations at this time that the current leadership structure is appropriate. Our Board is actively involved in overseeing the Company’s risk management, though the Board has yet to adopt any formalized policies in connection with its oversight of risk management, primarily due to the lack of Company operations at this time.

Nominating Policy of Board of Directors

     The Board of Directors does not currently maintain any policies with respect to the consideration of any director candidates or the nomination of directors. The Board believes that it is appropriate not to have such a policy at this time as the Company currently lacks any operations, it does not maintain employees and it does not pay any compensation its directors and officers.

Legal Proceedings

     Neither of our directors and executive officers has been involved in legal proceedings that would be material to an evaluation of our management.

Indemnification of Directors and Officers

     Under Section 145 of the Delaware General Corporation Law, the Company has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities. The Company’s certificate of incorporation provides that its directors and officers shall be indemnified to the fullest extent permitted by Delaware law. The certificate of incorporation also provides that the Company shall, to the fullest extent permitted by Delaware law, as amended from time to time, indemnify and advance expenses to each of its currently acting and former directors, officers, employees and agents.

     Delaware law provides that a corporation may limit the liability of each director to the corporation or its stockholders for monetary damages except for liability:
  for any breach of the director’s duty of loyalty to the corporation or its stockholders, for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, in respect of certain unlawful dividend payments or stock redemptions or repurchases and for any transaction which the director derives an improper personal benefit.
     The Company’s certificate of incorporation provides for the elimination and limitation of the personal liability of its directors for monetary damages to the fullest extent permitted by Delaware law. In addition, the certificate of incorporation provides that if Delaware law is amended to authorize the further elimination or limitation of the liability of a director, then the liability of our directors shall be eliminated or limited to the fullest extent permitted by Delaware law, as amended. The effect of this provision is to eliminate the Company’s rights and its stockholders rights, through stockholders’ derivative suits, to recover monetary damages against a director for breach of the fiduciary duty of care as a director, except in the situations described above. This provision does not limit or eliminate the Company’s rights or its stockholders’ rights to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s duty of care.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted for its directors, officers, and controlling persons, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission this sort of indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable.

     At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted.

Directors’ Meetings and Compensation

     The Board of Directors did not meet during 2010. The Company does not have a standing audit, compensation or nominating committee of the Board, or other committees performing similar functions.

     The members of the Board of Directors did not receive any compensation for their services during 2011.

EXECUTIVE COMPENSATION

     The Company has not paid any compensation to any person, including its directors and executive officers, since inception. The Company does not have any employment contracts with either of its executive officers -- Mario J. Gabelli, Chief Executive Officer of the Company and Robert E. Dolan, Chief Financial Officer and Assistant Secretary of the Company.

PROPOSAL NO. 2 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board is seeking shareholder ratification of the appointment of Daszkal Bolton LLP as the Company’s independent auditors for the year ending December 31, 2011.

     The Board has reviewed and evaluated all criteria it considered relevant in assessing the performance of Daszkal Bolton LLP, such as the quality of its audit work, its knowledge of the industry and the Company's affairs, the availability of its professional advice on a timely basis and the reasonableness of its fees. Based upon such review and evaluation, the engagement of Daszkal Bolton LLP has been approved by the Board. If the Company's shareholders do not ratify the appointment of Daszkal Bolton LLP, the appointment of the Company’s independent auditor will be reconsidered by the Board. Even if the appointment is ratified, the Board in its discretion may nevertheless appoint alternate independent auditors at any time during the year if the Board determines such a change would be in the best interests of our shareholders and the Company.

     A representative of Daszkal Bolton LLP is not expected to be present at the Meeting and to the extent such a representative will not be present at the Meeting, it is not anticipated that a representative of Daszkal Bolton LLP will be making a statement at the Meeting or will otherwise be available to respond to appropriate questions at the Meeting.

THE BOARD RECOMMENDS A VOTE FOR DASZKAL BOLTON LLP

AS THE COMPANY’S INDEPENDENT AUDITORS

Information Regarding Independent Auditors

Audit Fees

     The aggregate fees billed by Daszkal Bolton LLP for professional services rendered for the audit of the Company’s financial statements for 2010 and 2009 were $14,000 and $13,000 respectively. For 2010 and 2009, Daszkal Bolton LLP billed the Company an aggregate of $9,000 and $10,500, respectively for reviews of the financial statements included in its quarterly reports on Form 10-Q.

Audit-Related Fees

     No audit-related fees were billed by Daszkal Bolton LLP for 2010 or 2009.

Tax Fees

     No tax fees were billed by Daszkal Bolton LLP for 2010 or 2009.

All Other Fees

     No other fees were billed by Daszkal Bolton LLP for 2010 or 2009 for services other than as set forth above.

REPORT OF THE BOARD OF DIRECTORS

WITH RESPECT TO AUDIT MATTERS

The Board maintains general oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the Company's independent auditors, risk assessment and risk management, and oversight of treasury matters.

The Company's management is primarily responsible for the Company's internal control and financial reporting process. The Company's independent auditor, Daszkal Bolton LLP, is responsible for performing an independent audit of the Company's consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles, the effectiveness of the Company's internal control over financial reporting and management's assessment of the internal control over financial reporting.

The Board hereby reports as follows:

1. The Board has reviewed and discussed the audited financial statements with the Company's management.

2. The Board has discussed with the independent auditor the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

3. The Board has received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor's independence.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Members of the Board rely, without independent verification, on the representations made to them by the independent auditor. Accordingly, the oversight provided by the Board should not be considered as providing an independent basis for determining that the financial statements have been prepared in accordance with accounting principles generally accepted in the United States, or that the audit of the Company's financial statements by the independent auditor has been carried out in accordance with auditing standards generally accepted in the United States.

Members of the Board:

Mario J. Gabelli

Robert E. Dolan

This report shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed to be filed under such acts

OTHER MATTERS

     So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

Robert E. Dolan

Assistant Secretary

Date: October 17, 2011

ANNUAL MEETING OF SHAREHOLDERS OF

MORGAN GROUP HOLDING CO.

November 25, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://morgangroupholdingco.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

ê	Please detach along perforated line and mail in the envelope provided.	ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. Election of Directors Duly Nominated:			2. To ratify the appointment of Daszkal Bolton LLP as the Company's independent auditor for the fiscal year ending December 31, 2011 in Proposal 2.	FOR ☐	AGAINST ☐	ABSTAIN ☐

NOMINEES:
☐	FOR ALL NOMINEES	O Mario J. Gabelli O Robert E. Dolan
3. To transact such other business as may probably be brought before the meeting or any adjournment thereof.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
Signature of Shareholder	Date:
Signature of Shareholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MORGAN GROUP HOLDING CO.

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned stockholder of MORGAN GROUP HOLDING CO. (the "Corporation") hereby appoints Robert E. Dolan, Proxy of the undersigned, with authority to vote at the Annual Meeting of Stockholders of the Corporation to be held November 25, 2011, at 8:30 a.m., and at any adjournments thereof, all the shares of Common Stock of the Corporation which the undersigned would be entitled to vote if then personally present, upon the matters specified below, and, at their discretion, upon such other matters that may properly come before the Annual Meeting, and any adjournments thereof.

     The shares represented by this Proxy shall be voted in accordance with the instructions given by the stockholder, but if no instructions are given, this Proxy will be voted FOR all of the nominees for Directors listed in Proposal 1, to ratify the appointment of Daszkal Bolton LLP as the Company's independent auditor for the fiscal year ending December 31, 2011 in Proposal 2 and at the discretion of the Proxies with respect to any other matter that is properly brought before the Annual Meeting.

(Continued and to be signed on the reverse side.)